Exhibit 10-2

                             SECURED LINE OF CREDIT
                                 PROMISSORY NOTE


$40,000,000                                                        June 12, 1998


         FOR VALUE RECEIVED, ILX RESORTS INCORPORATED, an Arizona corporation, LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership, and PREMIERE DEVELOPMENT INCORPORATED, an Arizona corporation (collectively, "Borrower"), whose address is 2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016, do hereby jointly and severally covenant and promise to pay to the order of LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation "Lender'), at its principal office at 13701 West Jewell Avenue, Suite 200, Lakewood, Colorado 80228, or its assigns, or at such other place as the Lender may designate to the Borrower in writing from time to time, in legal tender of the United States, the sum of Forty Million Dollars ($40,000,000) or so much thereof as may be advanced by Lender to Borrower hereunder along with interest as provided herein.

         Definitions. As used throughout this Promissory Note, the following capitalized terms shall have the following meanings:

         "Amortization Period" shall mean that sixty (60) month period of time beginning upon the first month after the expiration of the Borrowing Period.

         "Borrowing Period" shall mean that forty-eight (48) month period beginning the first month after the date of this Promissory Note.

         "Change Date" shall mean that date upon which any change in the Reference Rate occurs.

         "Credit Agreement" shall collectively mean that Secured Line of Credit Lending Agreement executed by and between Lender and Borrower of even date herewith along with all documents referenced therein or executed in connection therewith.

         "Event of Default" shall mean the Borrower's failure to pay when due any required payment of principal, interest or other sums due hereunder or upon the occurrence of an event of default as defined under the Credit Agreement.

         "Interest Rate" shall mean, with regard to the first Five Million Dollars ($5,000,000) of principal advanced hereunder, the Reference Rate plus one and three-quarters percent (1.75%) per annum; and with regard to all other principal advanced hereunder, the Reference Rate plus one and one half percent (1.50%) per annum if (a) borrowings under this Promissory Note which have not previously been the subject of a principal advance by Lender (i.e. previous borrowings being paid with funds from this transaction) total at least Five

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         Million Dollars  ($5,000,000)  and are advanced within eight (8) months from the date of this Promissory Note (the "Initial Five Million"), and
         (b) at least Ten Million Dollars ($10,000,000) in new principal is advanced and outstanding under this Promissory Note for each subsequent twelve (12) month period (commencing the day following the date on which the Initial Five Million has been advanced) occurring during the Borrowing Period. If at the end of any such twelve (12) months period, the foregoing requirements have not been fulfilled, then the Interest Rate on all Advances thereafter shall be the Reference Rate plus one and three-quarters percent (1.75%) per annum.

         "Maturity  Date"  shall mean that date which is one  hundred  and eight
         (108) months from and after the date of this Promissory Note.

         "Reference Rate" shall mean that rate of interest which is designated by the Wall Street Journal, Eastern Edition, as the nation's average "prime interest' rate on corporate loans at large U.S. money center commercial banks. If more than one rate is published by the Wall Street Journal as the "prime rate," the highest of the published rates shall be used. Should the Wall Street Journal cease reporting said rate of interest, then the Reference Rate shall be deemed that rate of interest designated by Citibank, N.A. or its successors as its "prime rate" of interest.

         Interest Rate. The principal amount due hereunder shall bear annual interest from the date of each advance of principal hereunder at the Interest Rate. Interest shall accrue on a 360 day per year basis. The Interest Rate may increase or decrease as provided herein as and when the Reference Rate changes. With regard to the initial advance of principal hereunder, interest shall begin to accrue as of the date of said advance. Interest shall similarly begin to accrue against subsequent advances of principal hereunder as of the date of said subsequent advance.

         Adjustments to Interest Rate. The initial Interest Rate shall be based upon the Interest Rate calculated on the date of execution of this Promissory Note. The Interest Rate in effect hereunder shall be adjusted as of each Change Date to reflect the Reference Rate then in effect. No adjustment that results in a decrease in the Interest Rate shall take effect during any period in which Borrower is in default under the terms of this Promissory Note or the Credit Agreement. Any such decrease shall not become effective until the next regular adjustment in the Interest Rate after the date that all such defaults have been cured.

         Usury. The Lender does not intend to violate any applicable usury laws. Accordingly, all agreements between Borrower and Lender are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Lender hereunder exceed the maximum rate allowed by applicable law. If, from any circumstances whatsoever, fulfillment and payment of Borrower's obligations, at the time performance of such obligation shall be due, shall cause the effective rate of interest upon the sums evidenced hereby to exceed the maximum rate of interest allowed by applicable law, then, the obligation to be fulfilled
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shall be reduced automatically to the extent necessary to prevent that effective rate of interest from exceeding the maximum rate allowable under applicable law and to the extent that the Lender shall receive any sum which would constitute excessive interest, such sum shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal, the excess shall be refunded to Borrower. This provision shall control every other provision of all agreements between Borrower and the Lender including, without limitation, the Credit Agreement.

         Borrowing Period. During the Borrowing Period, Borrower shall pay to Lender at a minimum installment payments of interest only which shall be due and payable on the first (1st) day of the month following the month of execution of this Promissory Note and on the first (1st) day of each month thereafter. All payments received by Lender from Borrower and the Pledged Accounts shall be applied first to amounts, fees, costs and Lender Expenses due under the Credit Agreement, then to interest due hereunder, then to principal due hereunder or, upon the occurrence and continuation of an Event of Default, at the option of holder, to any other indebtedness owed by Borrower or its affiliates to Lender or its affiliates. In the event the funds received by Lender from the Pledged Accounts or otherwise are less than the required monthly payment hereunder, Borrower shall pay the difference immediately upon demand by Lender.

         Amortization Period. Upon commencement of the Amortization Period and throughout said period, Borrower shall pay to Lender at a minimum equal monthly payments of principal and interest and, if applicable Lender Expenses, of an amount which at least will fully amortize the unpaid balance of this Promissory Note and all the Obligations over the Amortization Period. All such installment payments shall be due and payable beginning on the first (1st) day of the month following the beginning of the Amortization Period and on the first (1st) day of each month thereafter. Such payment shall be due and payable on the first (1st) day of the first (1st) month of the Amortization Period and on the first (1st) day of each month thereafter. If not otherwise paid during the Amortization Period, all principal, accrued but unpaid interest and all other Obligations outstanding under the Credit Agreement and this Promissory Note shall be due and payable on or before the Maturity Date. All payments received by Lender from Borrower and the Pledged Accounts during the Amortization Period shall be applied first to amounts, fees, costs and Lender Expenses due under the Credit Agreement, then to interest due hereunder, then to principal due hereunder, or, upon the occurrence and continuation of an Event of Default, at the option of the holder, to any other indebtedness owed by Borrower or its affiliates to Lender or its affiliates. In the event the funds received by Lender from the Pledged Accounts or otherwise are less than the required monthly payment hereunder, Borrower shall pay the difference immediately upon demand by Lender.

         Voluntary  Prepayment.   The  Borrower  is  prohibited  from  prepaying
principal during the Borrowing Period. Thereafter, at any time and from time to time, subject to the following prepayment fees, Borrower may prepay all or a portion of this Promissory Note commencing upon the termination of the Borrowing Period and continuing for a twelve (12) month period thereafter by tendering with such prepayment a prepayment fee of three percent (3%) of the amount of the prepayment. Commencing at the beginning of the thirteenth (13th) month after the termination of
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the  Borrowing  Period and for a twelve (12) month period  thereafter,  any such prepayment shall be accompanied by a prepayment fee of two percent (2%) of the amount of the prepayment. Commencing at the beginning of the twenty-fifth (25th) month after the termination of the Borrowing Period and continuing for a period of twelve (12) months thereafter, any such prepayment shall be accompanied by a prepayment fee of one percent (1%) of the amount of the prepayment. Thereafter, there shall be no prepayment fee. In the event Borrower does not tender a prepayment fee as required herein, Lender may deduct same from the amount of any tendered prepayment and apply the remainder of the payment against the Obligations owing under this Promissory Note and the Credit Agreement. Any such prepayments shall not delay or reduce the next-due monthly installments. The prepayment fees referenced herein are understood to compensate the Lender for its costs associated with the Lender's commitment of funds and other expenses associated with the providing of this credit facility to Borrower. The prepayment penalties hereunder shall not apply to principal payments which are collected by the Servicer through the natural payment or pre-payment of the Pledged Accounts by the Account Debtors during the Borrowing Period or the Amortization Period, nor shall it apply to the relocation of Pledged Accounts from this credit facility to any other credit facility between Lender and Borrower. Such prepayments on Pledged Accounts by Account Debtors shall apply to Borrower's installments in the order of their maturity. Moreover, the prepayment
penalties   hereunder   shall  not  apply  to   prepayments   from   receivables
securitization or other like financing proceeds so long as (a) Lender has been engaged by Borrower to negotiate and effectuate the contemplated securitization or other like financing, (b) the receivables which are the subject of the contemplated securitization or other like financing are aged at least twelve
(12) months or more, and (c) at least Ten Million Dollars ($10,000,000) of principal continues to be owed and outstanding under this Promissory Note after the closing and funding of the contemplated securitization or other like financing.

         Term and Maturity. If not otherwise paid, all unpaid principal and accrued but unpaid interest plus any other sums due hereunder shall be immediately due and payable on or before the Maturity Date. This Promissory Note is subject to acceleration upon the occurrence of an Event of Default or as set forth below and in the Credit Agreement.

         Default and Acceleration. This Promissory Note shall be payable in full and all of the Obligations outstanding shall immediately become accelerated and due and payable in full without notice, demand or presentment upon the occurrence of an Event of Default. Time is of the essence in connection with
Borrower's   obligations  under  this  Promissory  Note  and  under  the  Credit
Agreement. Provided, however, that with regard to events referenced above that involve the payment of cash or funds by Borrower pursuant to the Credit Agreement, Lender shall not assert its remedies under this Promissory Note until Lender provides Borrower with notice of the occurrence of said Event of Default and Borrower fails to cure such within four (4) Business Days after the receipt of said notice. Provided, further, that with regard to events referenced above that do not involve the payment of funds to Lender by Borrower pursuant to the Credit Agreement, Lender shall not assert its remedies under this Promissory Note until Lender provides Borrower with notice of the occurrence of said Event of Default and Borrower fails to cure such within twenty (20) days after the receipt of said notice. Borrower covenants and agrees that Borrower shall pay all costs and expenses
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incurred by Lender and its successors and assigns in enforcing and/or collecting this Promissory Note and/or the Obligations, including, without limitation, reasonable attorneys' fees, and court and litigation costs, whether incurred out-of-court, in work-out discussions, in restructuring and renegotiation discussions or in litigation, including appeals and bankruptcy proceedings.

         Default Interest. Upon the occurrence of an Event of Default and continuing until Lender acknowledges in writing that said Event of Default has been cured or waived, all principal and interest owing and outstanding under this Promissory Note or otherwise shall immediately begin bearing interest until paid in full at a rate equal to the lesser of four hundred (400) basis points above the otherwise applicable interest rate, or the maximum rate of interest which Borrower may by law pay or Lender may charge and collect.

         Security and Collateral for Repayment. This Promissory Note is secured by Pledged Accounts, and the Collateral as set forth and defined in the Credit Agreement and Pledge and Security Agreement of even date herewith.

         Waivers. All parties to this Promissory Note, whether Borrower, principal, surety, guarantor, endorser, or any other party, hereby waive presentment for payment, demand, protest, notice of protest, notice of non-payment, and notice of dishonor, impairment of recourse and impairment of security. The failure of the holder of this Promissory Note to exercise any right hereunder shall not preclude the holder from exercising any other right which the holder may be entitled to exercise upon the happening of such event and the failure to exercise any right hereunder which the holder may be entitled to exercise shall not constitute a waiver of the right to exercise said right or any other right upon the subsequent occurrence of any such event nor shall any waiver by the Lender of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion. All endorsers, guarantors, sureties or other persons who may now or hereafter be liable for the payment of this Promissory Note, by endorsing, guaranteeing or assuming this Promissory Note, consent to all of the terms and conditions herein contained and agree that this Promissory Note may be modified, extended or renewed in whole or in part, without notice, including (a) the impairment, substitution, exchange or release at any time or times of all or any part of any security or collateral security now or hereafter furnished, (b) the release of, or the impairment of the right of recourse against Borrower or any endorser, guarantor, surety or any other person now or hereafter liable hereon, (c) the substitution of, renewal or extension of this Promissory Note, (d) the modification of any terms hereof, or other agreement now or hereafter given in connection with or as security for this Promissory Note, and (e) any change in the rate of interest, if any, hereon or the imposition of any fees whether
authorized  under  this  Promissory  Note,  or  any  note,  mortgage,   security
agreement, loan agreement, or any other agreement now or hereafter given in connection with or as security for this Promissory Note.

         Choice of Laws. This Promissory Note is to be construed and enforced in accordance with the laws of the State of Colorado. In the event of any dispute concerning the interpretation, application or enforcement of this Promissory Note, or any other document executed in connection herewith, the sole and exclusive venue for same shall be the District Court in and for the County of
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Jefferson,  State of Colorado.  Borrower hereby consents to the  jurisdiction of said Court.

         Severability. In the event that any one or more of the provisions contained in this Promissory Note or in any other loan document executed in connection herewith shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Promissory Note or any other loan document executed in connection herewith and in lieu of such invalid, illegal or unenforceable provision there shall be added automatically as part of this Promissory Note a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and unenforceable thereafter.

         Binding Effect. This Promissory Note and all covenants, promises and agreements contained herein or associated herewith shall be binding upon and inure to the benefit of the respective legal representatives, personal representatives, devisees, heirs, successors and assigns of the Lender and the Borrower. The term "Lender" shall be deemed to mean the holder of this Promissory Note from time to time.

         Authorization. The individual who is executing this Promissory Note on behalf of the Borrower personally covenants, warrants and represents that he or she has the full power, authority and legal right to execute and deliver this Promissory Note and all other documents executed and delivered in connection herewith, that all requisite authority and action necessary to bind the Borrower has previously been taken, and that this Promissory Note and all documents executed in connection herewith constitute legal, valid and binding obligations of the Borrower.

         No Joint Venture. The parties hereto covenant and agree that the relationship between Lender and Borrower shall be strictly construed as a relationship between a debtor and a secured party and never as a joint venture or similar relationship between Lender and Borrower. Lender shall not be obligated to perform or discharge any obligation or duty of Borrower with respect to (a) the operation of the mortgaged property or (b) the performance of any obligations under any leases affecting the mortgaged property. Borrower covenants and agrees to hold harmless, defend and indemnify the Lender from and against any liability arising with respect to (a) Borrower's operation of the mortgaged property or (b) Borrower's performance of any of its covenants or obligations under any of the leases pertaining to the mortgaged property.

         Multiple Borrower. Should more than one entity or individual execute this Promissory Note, then each and every such entity or individual recognizes and agrees that they shall be jointly and severally responsible for all financial or other obligations of whatever nature evidenced hereby or under any other document executed by and between Borrower and Lender.

         Capitalized Terms. Capitalized terms not otherwise defined herein shall have those meanings assigned to them in the Credit Agreement of even date herewith.

         JURY WAIVER. MAKER HEREBY WAIVES MAKER'S RIGHT TO A JURY TRIAL IN THE EVENT OF ANY DISPUTE OR LITIGATION ARISING HEREUNDER OR UNDER ANY
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RELATED DOCUMENTS  EXECUTED IN CONNECTION  HEREWITH.  MAKER COVENANTS AND AGREES
THAT THE SOLE AND EXCLUSIVE JURISDICTION AND VENUE FOR ALL LITIGATION ARISING IN CONNECTION WITH THE ENFORCEMENT, COLLECTION OR ADMINISTRATION OF THIS PROMISSORY NOTE SHALL REST EXCLUSIVELY IN JEFFERSON COUNTY, COLORADO AND MAKER WAIVES ALL RIGHTS TO ASSERT OTHERWISE.

                                "Borrower":

                                ILX RESORTS INCORPORATED,
                                an Arizona corporation

                                By: /s/ Nancy J. Stone
                                   -------------------------

                                Title: President
                                       ---------------------

                                LOS ABRIGADOS PARTNERS LIMITED
                                PARTNERSHIP, an Arizona limited partnership

                                By: ILE SEDONA INCORPORATED,
                                an Arizona corporation, its sole general partner

                                By: /s/ Nancy J. Stone
                                   -------------------------

                                Title: Vice President
                                       ---------------------

                                PREMIERE DEVELOPMENT INCORPORATED,
                                an Arizona corporation

                                By: /s/ Nancy J. Stone
                                   -------------------------

                                Title: President
                                       ---------------------
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